SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A)
       OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
                       (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting   Material  Pursuant  to   240.14a-11(c)   or
     240.14a-12


                  INDEPENDENT BANKSHARES, INC.
        (Name of Registrant as Specified In Its Charter)


            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11:*

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

   * Set forth amount on which the filing is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  INDEPENDENT BANKSHARES, INC.
                       547 Chestnut Street
                      Abilene, Texas 79602
               __________________________________



            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held April 27, 1999



     An annual meeting of the shareholders of Independent
Bankshares, Inc. (the "Company") will be held at First State
Bank, N.A., Central Branch Lobby, 547 Chestnut Street, Abilene,
Texas, at 4:00 p.m. (Central time), on April 27, 1999 to consider proposals:

     1.   To elect four (4) directors to hold office;

     2.   To approve the adoption of the Company's 1999 Stock
          Option Plan; and

     3. To transact any other business that may properly come before the meeting.

     The Board of Directors has fixed March 18, 1999, as the
Record Date for the determination of shareholders entitled to vote at the Annual Meeting.


     IT WILL BE HELPFUL TO US IF YOU READ THE PROXY STATEMENT AND
VOTING INSTRUCTIONS ON THE PROXY CARD, AND THEN VOTE BY PROMPTLY
MARKING, SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN
THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT THE
NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING.


                              By Order of the Board of Directors


                              RANDAL N. CROSSWHITE,
                              Corporate Secretary


Abilene, Texas
March 31, 1999

                  INDEPENDENT BANKSHARES, INC.
                       547 Chestnut Street
                      Abilene, Texas 79602
                 _______________________________

                         PROXY STATEMENT
                 _______________________________

             SOLICITATION AND REVOCATION OF PROXIES


     This Proxy Statement and the accompanying proxy are solicited on behalf of the Board of Directors of Independent
Bankshares, Inc.   The proxies will be voted at the 1999 Annual
Meeting of Shareholders to be held on April 27, 1999, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment(s) of the Annual Meeting. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Shareholders for the year ended December 31, 1998, are first being sent to shareholders of the Company on or about March 31, 1999.

     All properly completed proxies received prior to the Annual Meeting and not revoked will be voted in accordance with your instructions. IF NO SUCH INSTRUCTIONS ARE MADE, THE PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER THE CAPTION "ELECTION OF DIRECTORS" AND FOR THE APPROVAL OF ADOPTION THE COMPANY'S 1999 STOCK OPTION PLAN UNDER THE CAPTION "STOCK OPTION PLAN." If any other matters come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     The Company encourages the personal attendance of its shareholders at the Annual Meeting. An execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person.

     Proxies may be revoked if you:

     * Deliver a signed, written revocation letter, dated any time before the proxy is voted, to Mr. Randal N. Crosswhite, Corporate Secretary, Independent Bankshares, Inc., at the Company's principal executive offices, 547 Chestnut Street, Abilene, Texas 79602; or
     * Sign and deliver a proxy, dated later than the first one to the Company's Corporate Secretary at the above address; or
     * Attend the meeting and vote in person. Attending the Annual Meeting alone will not revoke your proxy. A revocation letter or a later-dated proxy will not be effective until received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone, facsimile and/or through the Internet. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares. The Company will reimburse such persons and the transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. The Company bears the cost of the solicitation.

     The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1998, including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

GENERAL

     The Board of Directors of the Company has fixed March 18, 1999, as the Record Date for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock ("Common Shares") at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) of the Annual Meeting. At the close of business on the Record Date, the Company had issued and outstanding 2,228,780 Common Shares. Each Common Share is entitled to one vote on each matter brought before the Annual Meeting.

QUORUM  AND  REQUIRED  VOTE;  EFFECT OF  ABSTENTIONS  AND  BROKER
NONVOTE

     To be elected, directors must receive a plurality of the Common Shares present and voting in person or by proxy, provided a quorum exists. A plurality means receiving the largest number of votes, regardless of whether that is a majority. A quorum exists if at least a majority of the Common Shares on the Record Date is present in person or by proxy. All matters other than election of directors submitted to you at the Annual Meeting will be decided by a majority of the votes cast on the matter, provided a quorum exists, except as otherwise provided by law or our Certificate of Incorporation or Bylaws. Those who fail to return a proxy or attend the Annual Meeting will not count towards determining any required plurality, majority or quorum.

     Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. A broker non-vote occurs when a holder of Common Shares for the beneficial owner does not vote on the proposal because such holder does not have discretionary voting power with respect to that proposal. However, abstentions and broker non-votes are not counted for purposes of the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table and notes to the table set forth
information with respect to Common Shares beneficially owned as of the Record Date by:

     *    each director and nominee for director of the Company;

     * each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below;

     * each individual selected as an advisory director or director emeritus of the Company; and

     *    all directors and executive officers of the Company as a
          group.
                                      Amount and
                                      Nature of       Percent of
                                      Beneficial      Class Owned
      Name of Beneficial Owner       Ownership(1)    Beneficially(2)
     ---------------------------     ------------    ---------------

     John L. Beckham                    2,000           0.09%
     Lee Caldwell                      13,706           0.61
     Mrs. Wm. R. (Amber) Cree           4,527           0.20
     Randal N. Crosswhite              25,508(3)        1.14
     Thomas C. Darden                     328(4)        0.01
     James G. Fitzhugh                 14,406(5)        0.65
     Louis S. Gee                      45,032(6)        2.02
     Michael D. Jarrett                 7,220(7)        0.32
     Nancy E. Jones                       300           0.01
     Marshal M. Kellar                  1,931(8)        0.09
     Tommy McAlister                    5,360(9)        0.24
     L.H. Mosley*                      55,039           2.47
     J.E. Smith*                        3,875(10)       0.17
     Bryan W. Stephenson              108,232(11)       4.84

     Scott L. Taliaferro               79,961(12)       3.59
     James D. Webster, M.D.               885           0.04
     C.G. Whitten                       6,550           0.29
     John A. Wright**                  87,250           3.91
     All executive officers and
     directors a group(18
     individuals, including the
     executive officers and
     directors listed above)          462,110(13)      20.64%
______________
*  Advisory Director
** Director Emeritus

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 2,228,780 Common Shares issued and outstanding on the Record
     Date.

(3) Includes Mr. Crosswhite's beneficial ownership of 12,140 shares held by the Company's Employee Stock Ownership/401(k) Plan (the "Stock Ownership Plan").

(4) Includes Mr. Darden's beneficial ownership of 328 shares held by the Stock Ownership Plan.

(5) Includes Mr. Fitzhugh's beneficial ownership of 9,605 shares held by the Stock Ownership Plan.

(6) Includes 14,467 shares owned by Tippett & Gee, Inc. Mr. Gee is the Chairman of the Board and majority shareholder of Tippett & Gee, Inc.

(7) Includes Mr. Jarrett's beneficial ownership of 4,970 shares held by the Stock Ownership Plan.

(8)  Includes 1,931 shares owned by M & G Kellar Investment
     Limited Partnership, a partnership in which Mr. Kellar is a general partner.

(9) Includes 3,235 shares owned by McAlister Oil Co., Inc. Mr. McAlister is President and sole shareholder of McAlister Oil Co., Inc. Also includes 689 shares that could be acquired within 60 days through the conversion of the Company's Series C Cumulative Convertible Preferred Stock ("Series C Preferred Stock") owned by McAlister Oil Co., Inc.

(10) Includes 1,750 shares owned by Mr. Smith's wife.

(11) Includes 15,808 shares owned by Mr. Stephenson's wife and minor child and 9,624 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Mr. Stephenson's wife. Also includes Mr. Stephenson's beneficial ownership of 12,657 shares held by the Stock Ownership Plan.

(12) Includes 1,240 shares owned by Mr. Taliaferro's wife.

(13) Includes 10,313 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock. Also includes such executive officers' beneficial ownership of 39,700 shares held by the Stock Ownership Plan.

                  ITEM 1. ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors consists of not fewer than seven nor more than 30 members (exclusive of advisory directors) and that the number of directors, within such limits, is to be determined by resolution of the Board of Directors at any meeting or by the shareholders at the Annual Meeting. The Board of Directors has set the Board at twelve members (exclusive of advisory directors). The directors are divided into three classes. At each Annual Meeting, the term of one class expires. Directors in each class serve for three year terms.

     Four directors will be elected at the Annual Meeting to serve for a three-year term expiring at the Company's Annual Meeting in the year 2002. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her death, resignation or retirement.

     The tables below set forth for each nominee for director and for each continuing director within each class of directors, the name, age and the principal occupation of each nominee or continuing director, the directorships of public companies, if any, held by each nominee or continuing director and the year he or she first became a director of the Company. Mr. Stephenson is currently serving as a director in the 2001 class, but will resign from that class to stand for election to fill a vacancy in the 2002 Class.


                2002 CLASS--NOMINEES FOR DIRECTOR
               TO SERVE UNTIL 2002 ANNUAL MEETING


                                  Year First
                              Became a Director                Principal Occupation
        Name and Age            of the Company              During the Last Five Years
---------------------------- -------------------   --------------------------------------------
Ms. Wm. R. (Amber) Cree (68)         1982          Entrepreneuse

Tommy McAlister (50)                 1985          President of McAlister, Inc. (investments)

Bryan W. Stephenson (49)             1989          President and Cheif Executive Officer of the
                                                   Company;  Chairman  of the  Board  of  First
                                                   State Bank, N.A. (the "Bank")

James D. Webster, M.D.               1988          Physician, Nephrology Associates


     Unless otherwise indicated on any duly executed and dated proxy, the proxies will be voted "FOR" the election of the nominees listed in the table above for the term specified. The Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company for the class and the term specified. However, if any nominee is unable or unwilling to serve as a director, the proxies will vote for the election of such other person(s) as may be nominated by management, unless you indicate to vote otherwise. Assuming the receipt by each nominee of the affirmative vote of at least a plurality of the Common Shares present or represented at the Annual Meeting, the four nominees receiving the greatest number of votes will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             THE ELECTION OF EACH OF THE INDIVIDUALS
              NOMINATED FOR ELECTION AS A DIRECTOR


       The   following  directors  serve  terms  expiring  at   the   2000   and
2001 Annual Meetings of Shareholders:

              2000 CLASS--CONTINUING FOR DIRECTORS
               TO SERVE UNTIL 2000 ANNUAL MEETING

                                   Year First
                               Became a Director              Principal Occupation
         Name and Age            of the Company            During the Last Five Years
------------------------------  ----------------  -------------------------------------------
Lee Caldwell (64)                  1985           Attorney at Law

Randal N. Crosswhite (45)          1995           Senior Vice President, Chief Financial
                                                  Officer and Corporate Secretary of the
                                                  Company; Director of the Bank

Louis S. Gee (76)                  1981           Chairman of the Board and Chief Executive
                                                  Office of Tippett & Gee, Inc. (mechanical
                                                  engineering)

Marshal M. Kellar (66)             1981           Chairman of the Board of West Texas
                                                  Wholesale Supply Company (hardware)




               2001 CLASS-CONTINUING FOR DIRECTORS
               TO SERVE UNTIL 2001 ANNUAL MEETING

                                    Year First
                                Became a Director              Principal Occupation
         Name and Age             of the Company            During the Last Five Years
------------------------------ -------------------  -----------------------------------------
John L. Beckham (40)              1998              Attorney at Law, Beckham, Rector &
                                                    Eargle, L.L.P.

Nancy E. Jones (49)               1998              Executive Director of the Community
                                                    Foundation of Abilene

Scott L. Taliaferro (76)          1980              Chairman of the Board of the Company and
                                                    President of Scott Oils, Inc. (oil and
                                                    gas drilling)

C.G. Whitten (74)                 1980              Attorney at Law, Whitten & Young, P.C.
                                                    (1997-Present); previously, Senior Vice
                                                    President and General Counsel    of
                                                    Pittencrieff Communications, Inc.



ADVISORY DIRECTORS

     The Bylaws of the Company provide for advisory directors.
The Board of Directors, at its February 17, 1999, meeting, selected the following individuals to serve as advisory directors of the Company:

                           L.H. Mosley
                           J.E. Smith
                           John A. Wright*
______________
*    Director Emeritus

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board of Directors and through its committees.
In accordance with the Bylaws of the Company, the Board of Directors has established an Executive Committee, an Audit Committee and, effective February 17, 1999, a Compensation Committee that performs the function of the Employee Stock Ownership 401(k) Plan Committee, among other things. During the year ended December 31, 1998, the Board of Directors held twelve regular meetings; the Executive Committee held six meetings; the Audit Committee held one meeting and the Employee Stock Ownership Plan Committee did not meet. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which he or she served, except Lee Caldwell who attended eight meetings of the Board of Directors, Louis S. Gee who attended four meetings of the Executive Committee and Marshal Kellar who attended five meetings of the Board of Directors.

     Executive Committee. The Executive Committee exercises all the powers of the Board of Directors in the management of the business and affairs of the Company, except for matters related to the composition of the Board of Directors, changes in the Bylaws and certain other significant corporate matters. In 1998, the Executive Committee also functioned as the Compensation Committee, in that it reviewed and made recommendations to the Board of Directors concerning major compensation policies and the compensation of executive officers. Louis S. Gee, Bryan W. Stephenson, Scott L. Taliaferro, C.G. Whitten, directors, and John A. Wright, an advisory director, were the members of the Executive Committee during 1998 and all of such members, other than John A. Wright who retired from the Board, and John L. Beckman were appointed members of the Executive Committee for 1999 at the February 17, 1999, meeting of the Board of Directors.

     Audit Committee. The Audit Committee recommends to the Board of Directors the appointment and discharge of the Company's independent auditors; reviews the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meets periodically with management; monitors accounting and financial controls; and initiates and supervises special investigations. Lee Caldwell, a director, and Tommy McAlister and James D. Webster, M.D., nominees for director, were the members of the Audit Committee during 1998. Amber Cree, Lee Caldwell and Tommy McAlister were appointed members of the Audit Committee for 1999 at the February 17, 1999, meeting of the Board of Directors.

     Compensation Committee. The newly established Compensation Committee administers management incentive compensation plans, establishes the compensation of executive officers, determines major compensation policies, and administers the Stock Ownership Plan. Nancy Jones, Scott L. Taliaferro and James D. Webster were appointed members of the Compensation Committee for 1999 at the February 17, 1999, meeting of the Board of Directors.

                   ITEM 2.  STOCK OPTION PLAN

GENERAL

     On February 17, 1999, the Board of Directors adopted, subject to stockholder approval, the 1999 Stock Option Plan of Independent Bankshares, Inc., the text of which is attached as Annex A to this Proxy Statement. Unless the Stock Option Plan is approved by the stockholders on or before February 16, 2000, it and all awards granted pursuant to the Stock Option Plan will, under the terms of the plan, be null and void. The material features of the Stock Option Plan are discussed below, but the description is subject to and is qualified in its entirety by the full text of the Stock Option Plan. The Stock Option Plan provides for the grant of both incentive and non-qualified stock options. Incentive stock options granted under the Stock Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Material Federal Income Tax Information" for a discussion of the tax treatment of both incentive and non-qualified stock options.

PURPOSE

     The Company has adopted this plan to promote the interests of the Company and its shareholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company's shareholders.

ADMINISTRATION

     The Stock Option Plan is administered by the Board of Directors, which has the power to construe and interpret the Stock Option Plan and, subject to the provisions of the Stock Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of Common Shares to be subject to each option, the nature of each stock option, the period for the exercise of each stock option, the exercise price, the type of consideration to be paid upon exercise of an option and other terms of the option. The Board of Directors is authorized to delegate administration of the Stock Option Plan to a committee composed of not fewer than two members of the Board of Directors who are non-employee, outside directors. The Board of Directors has delegated administration of the Stock Option Plan to the Compensation Committee. The Compensation Committee reports to the Board of Directors the persons to whom options are granted, the number of Common Shares subject to each option, and the terms and conditions of each option. The decisions of the Compensation Committee with respect to the administration of the Stock Option Plan are taken pursuant to a majority vote of its members or by their unanimous written consent.

STOCK SUBJECT TO THE OPTION STOCK OPTION PLAN

     If options granted under the Stock Option Plan expire or otherwise terminate without being exercised, the Common Shares not purchased pursuant to such options again become available for issuance under the Stock Option Plan. The maximum number of Common Shares that may be issued pursuant to the exercise of options granted under the Stock Option Plan is 60,000 shares.

ELIGIBILITY

     Any director (other than non-employee director), officer, employee, consultant or advisor of the Company or of any affiliated entity is eligible to participate in the Stock Option Plan. As of March 15, 1999, approximately 159 persons were eligible to receive grants under the Stock Option Plan. No eligible person may be granted any option with respect to more than 20,000 Common Shares in any one calendar year.

     No incentive stock option may be granted under the Stock
Option Plan to any person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless:

     * the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and

     * the term of the option does not exceed five years from the date of grant.

     The aggregate fair market value, determined at the time of grant, of the Common Shares with respect to which incentive stock options granted under the Stock Option Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

TERMS OF OPTIONS

     Set forth below is a description of the permissible terms of options granted under the Stock Option Plan. Individual option grants may differ as to any or all of the permissible terms described below.

     Exercise Price and Payment. The exercise price of incentive stock options under the Stock Option Plan:

     *    may not be less than the fair market value of the Common
          Shares subject to the option on the date the option is granted, and

     * may not be less than 110% of such fair market value in the case of a grant to a person owning more than 10% of the combined voting power of the Company or any affiliate of the Company.

     The exercise price of a non-qualified stock option may not be less than the fair market value of the Common Shares subject to the option on the date of the option grant. On March 15, 1999, the closing price of a Common Share as reported on the American Stock Exchange was $11.1875 per share. The exercise price of an option granted under the Stock Option Plan must be paid either:

     *    in cash at the time the option is exercised; or

     *    at the discretion of the Compensation Committee:

            (i) by delivery of other Common Shares of the Company, which have matured (i.e. have been owned longer than six months), or

            (ii) in any other form of legal consideration acceptable to the Compensation Committee.

     Option Repricing and Adjustment. In the event of a decline in the value of the Company's Common Shares or an increase or decrease in the outstanding number of Common Shares, the Compensation Committee has the authority:

     * to offer employees the opportunity to replace outstanding higher priced options, whether incentive or non-qualified, with new, lower priced options;

     * to reduce or increase the maximum number of Common Shares subject to the Stock Option Plan; and/or

     * to reduce or increase the number of Common Shares subject to outstanding options.

     Option Exercise. Options are exercisable in whole shares, and fractional share interests are disregarded. Not less than 100 Common Shares (or such other amount as is set forth in the applicable stock option documents) may be purchased at one time and options must be exercised in multiples of 100 Common Shares unless the number purchased is the total number at the time available under the terms of the stock option. Options granted under the Stock Option Plan may become exercisable in cumulative increments ("vest") as determined by the Compensation Committee. An option is exercised only by written notice from the optionee to the Company accompanied by payment in full of the option price. The Compensation Committee has the power to accelerate vesting of an option in whole or in part even if the option had not become exercisable on or prior to the date of employment termination.

     Term. The maximum term of options under the Stock Option Plan is ten years from the date of grant. The Stock Option Plan provides for earlier termination of an option due to the optionee's termination of employment. Options under the Stock Option Plan generally expire on the date of the optionee's termination of employment with the Company or any affiliate of the Company for just cause. However, options may be exercised for up to six months after an optionee's employment relationship with the Company and its affiliates terminates due to permanent disability, death or retirement. In all other cases options expire within thirty days after employment is terminated.

RESTRICTIONS ON TRANSFER

     Incentive stock options granted under the Stock Option Plan may not be transferred except:

     * by will or by the laws of descent and distribution, and may be exercised during the lifetime of the person to whom the option is granted only by such person, such person's guardian or legal representative;

     * in case of dissolution of marriage pursuant to a qualified domestic relations order unless such transfer will violate
          Section 422(b)(5) of the Code; or

     * if such transfer does not result in a change in beneficial ownership.

EFFECT OF CERTAIN CORPORATE EVENTS

     If any change is made in the Common Shares subject to the Stock Option Plan and any option granted under the Stock Option Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, spin-off, sale or exchange of all or substantially all of the assets of the Company, or other distribution with respect to such Common Shares), the Stock Option Plan and options will be appropriately adjusted as to the type(s) and the maximum number of securities subject to the Stock Option Plan, and the type(s), number of securities and price per security subject to such options.

     In the event of a merger or consolidation, in which Common Shares are converted into other property, and such merger or consolidation does not involve a change in control of the Company, each option under the Stock Option Plan becomes exercisable only for the kind and amount of such property that a holder of an option is entitled to receive immediately prior to the merger or reorganization.

     In the event of a merger or consolidation involving any change in control of the Company, the Stock Option Plan and options (whether or not vested) will automatically terminate. However, if in connection with a merger or consolidation a provision is made in writing for the continuance of the Stock Option Plan, any surviving corporation agrees to either assume options outstanding under the Stock Option Plan or substitute similar options for those outstanding under the Stock Option Plan, or outstanding options will continue in full force and effect. The Stock Option Plan and options shall not automatically terminate if the Board of Directors provides in writing for the acceleration of the vesting of the outstanding options or their cancellation and conversion into a right to receive other property that a holder of the option would have been entitled to receive prior to the merger or consolidation.

DURATION, AMENDMENT AND TERMINATION

     The Board of Directors may suspend or terminate the Stock
Option Plan at any time. Unless terminated earlier, the Stock
Option Plan will expire on February 16, 2009.

     The Board of Directors may also amend the Stock Option Plan at any time. No shareholder approval of any amendment is required unless: (i) such approval is required by applicable law, rule or regulation; or (ii) an amendment to the Stock Option Plan would:

     * materially increase the number of shares reserved for options under the Stock Option Plan;

     *    materially increase the benefits accruing to the recipients;

     * extend the final date upon which stock options may be granted under the Stock Option Plan;

     * materially modify the requirements as to eligibility for participation; or

     * affect the Stock Option Plan's compliance with the Rule 16b-3 of the Securities Exchange Act of 1934 or the Code.

     No amendment, suspension or termination will alter, impair or adversely affect any right or obligation with respect to any option previously granted under the Stock Option Plan without the written consent of an optionee.

MATERIAL FEDERAL INCOME TAX INFORMATION

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law with respect to participation in the Stock Option Plan, and does not attempt to describe all possible federal state, local or international tax consequences of such participation. The tax rules are complex and subject to change, and a taxpayer's particular circumstances may be such that some variation of the described rules is applicable.

     Incentive Stock Options. Incentive stock options under the Stock Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability. The Company has no outstanding incentive stock options.

     Non-Qualified Stock Options. Generally, there are no tax consequences to the optionee or the Company upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonable compensation, the provisions of
Section 162(m) of the Code and the satisfaction of a tax-reporting obligation, the Company generally will be entitled to a business expense deduction equal to the ordinary income recognized by the optionee upon exercise. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus the amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act of 1934.
As of the date hereof, the Company had no outstanding non-qualified options.

     Potential Limitation on Company Deduction. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received from the Company by a covered employee, may cause this limitation to be exceeded for a particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that either the option is granted by a committee comprised solely of "outside directors" and is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established by the committee while the outcome is substantially uncertain and the material terms of which goal were approved by the stockholders or

     * the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period,

     *    the per-employee limitation is approved by the stockholders,

     * the option is granted by a Compensation Committee comprised solely of "outside directors" (as defined in Section 162(m) of the Code) and

     * the exercise price of the option is no less than the fair market value of the stock on the date of grant.

     Other Tax Consequences. The foregoing discussion is intended to be a general summary only of the material federal income tax aspects of options granted under the Stock Option Plan. Tax consequences may vary depending on the particular circumstances. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to foreign, state or local taxes that may be applicable. Participants in the Stock Option Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

                             ITEM 3


          OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company is not aware of any matters, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the proxy cards in accordance with their judgment.

                       EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

     The table below sets forth at the date of this Proxy
Statement the name, age, current positions with the Company, principal occupation during the last five years of each principal executive officer of the Company and the year he first became an executive officer of the Company:


                                                           Executive
                                                          Officer of
                                                        the Company or
                           Current Position with the   Branch President    Principal Occupation
      Name and Age            Company or the Bank      of the Bank Since  During Last Five Years
-------------------------  -------------------------   ----------------- -----------------------
Bryan W. Stephenson (49)    President, Chief               1985            President and Chief
                            Executive Officer and                          Executive Officer of
                            Director of the Company                        the Company
                            and Chief Executive
                            Officer and Chairman of
                            the Board of the Bank

Carl E. Campbell (50)       Azle Branch President of       1998            Azle Branch President
                            the Bank                                       of the Bank; previously
                                                                           President of Azle State
                                                                           Bank, Azle, Texas

Randal N. Crosswhite (45)   Senior Vice President,         1985            Senior Vice President,
                            Chief Financial Officer,                       Chief Financial Officer
                            Corporate Secretary and                        and Corporate Secretary
                            Director of the Company                        of the Company
                            and Director of the Bank

Thomas C. Darden (42)       Lubbock Branch President       1997            Lubbock Branch
                            of the Bank and Director                       President of the Bank
                            of the Bank                                    (1997-present);
                                                                           previously, Executive
                                                                           Vice President of
                                                                           Plains National Bank,
                                                                           Lubbock, Texas

James G. Fitzhugh (49)     Abilene Branch President        1985            Abilene Branch
                           of the Bank and Director                        President of the Bank
                           of the Bank                                     (1997-present);
                                                                           previously President of
                                                                           the Bank

Michael D. Jarrett (49)    Odessa Branch President         1992            Odessa Branch President
                           of the Bank and Director                        of the Bank (1997-
                           of the Bank                                     present); previously,
                                                                           President of First
                                                                           State Bank, N.A.,
                                                                           Odessa, a former
                                                                           subsidiary bank


TERM OF OFFICE

     Executive officers of the Company are elected by the Board of Directors at its annual meeting and hold office until the next annual meeting of the Board of Directors or until their respective successors are duly elected and have qualified. The Branch Presidents of the Bank are elected by the board of directors of the Bank at its annual meeting and hold office until the next annual meeting of such board of directors or until their respective successors are duly elected and have qualified.

                     EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and other executive officers of the Company (including those who are employed by the Company's direct and indirect subsidiaries) whose cash compensation exceeded $100,000 during the fiscal year ended
December 31, 1998 (the "named executive officers").


                                                                                        Long-Term
                                                                                       Compensation
                                                                                          Awards
                                                                                       -------------
                                              Annual Compensation      Other Annual      Securities
                                 Fiscal   -------------------------    Compensation      Underlying
 Name and Principal Position      Year      Salary         Bonus          ($)(1)          Options
------------------------------  --------  -----------    ----------    ------------    -------------
Bryan W. Stephenson               1998    $ 150,000       $  20,000     $ 4,4000           $  0
President, Chief Executive        1997      135,000          20,000       3,500              0
Officer and Director of the       1996      135,000          20,000       6,600              0
Company

Michael D. Jarrett                1998      101,500           7,500       3,600              0
Branch President and Director     1997       97,500           7,500       3,500              0
of the Bank                       1996       92,500           5,000       3,300              0

Thomas C. Darden                  1998       98,600           5,000       3,600              0
Branch President and Director     1997(2)    71,700               0       2,400              0
of the Bank                       1996           --              --          --              0


Randal N. Crosswhite              1998       96,000           5,000       4,200              0
Senior Vice President, Chief      1997       92,000           5,000       3,500              0
Financial Officer, Corporate      1996       85,000           5,000       6,600              0
Secretary and Director of the
Company
_________________________
(1)  Constitutes directors fees paid by the Bank and its predecessors.
(2)  Mr. Darden joined the Company in April 1997.


STOCK OPTION GRANTS/EXERCISES IN FISCAL 1998

     No stock options were granted to, or exercised by, the Chief
Executive Officer or the named executive officers during fiscal
1998.  The Company has never granted stock appreciation rights.

DIRECTOR COMPENSATION

     In 1998, each non-employee director and advisory director was paid $250 for each regular directors' meeting of the Company attended and $100 for each meeting of the Executive Committee and Audit Committee attended. The Board of Directors has set director and committee fees for 1999 at $250 per meeting of the Board and $100 per meeting of the Executive Committee, the Audit Committee and the Compensation Committee.

TRANSACTIONS WITH MANAGEMENT

     The Bank had, during the period from January 1, 1998, to March 18, 1999, and expects to have in the future, loan transactions with directors of the Company and the Bank and their respective associates, which includes any immediate family member or any corporation or firm of which such person is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities or any trusts of which such person serves as trustee or in which he or she has a substantial beneficial interest. These loan transactions have been made in the ordinary course of the Bank's business and have been and will continue to be on substantially the same terms, including interest rates, collateral and repayment, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

All loans made to directors and nominees for director of the Company and their respective associates are believed to be in compliance with the Financial Institutions Regulatory and Interest Rate Control Act of 1978.

                     INDEPENDENT ACCOUNTANTS

     On July 15, 1998, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors that the firm of PricewaterhouseCoopers L.L.P. be engaged as the Company's independent public accountants for the year ended December 31, 1998.

     The Board of Directors of the Company has not yet selected independent auditors to examine the Company's financial statements for the year ended December 31, 1999. Representatives of PricewaterhouseCoopers L.L.P., who audited the Company's financial statements for the year ended December 31, 1998, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
                           ACT OF 1934

     Officers, directors and beneficial owners of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and American Stock Exchange pursuant to
Section 16(a). We have reviewed the reports from officers and directors. Based on this review, the Company believes that all filing requirements during 1998 were met.

             VOTING STOCK OWNED BY BENEFICIAL OWNER

     The following entity is known by the Company to own beneficially more than five percent of the Company's Common Stock on the Record Date.

                                        Number           Percent of
          Name and Address           of Shares (1)        Class (2)
     ---------------------------    ---------------     ------------
     Independent Bankshares, Inc.       158,159            7.10%
       Stock Ownership Plan
       P.O. Box 3296
       Abilene, Texas 79604
_______________
(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 2,228,780 shares of Common Stock issued and outstanding on the Record Date.

                      SHAREHOLDER PROPOSALS

     Shareholders may present proposals for inclusion in the proxy statement for consideration at its 2000 Annual Meeting of Shareholders. Such proposals must be received by the Company by November 28, 1999 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

            COPIES OF THE ANNUAL REPORT ON FORM 10-K
        FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     THE COMPANY, WITHOUT CHARGE, WILL PROVIDE TO EACH SHAREHOLDER, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, BUT WITHOUT EXHIBITS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998. WRITTEN REQUESTS FOR SUCH FORM 10-K SHOULD BE DIRECTED TO MR. RANDAL N. CROSSWHITE, SENIOR VICE PRESIDENT AND CORPORATE SECRETARY, INDEPENDENT BANKSHARES, INC., 547 CHESTNUT STREET, ABILENE, TEXAS 79602.

                              By Order of the Board of Directors


                              Randal N. Crosswhite,
                              Corporate Secretary
Abilene, Texas
March 31, 1999


     IT IS IMPORTANT TO US THAT YOU RETURN YOUR PROXY PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH YOUR STOCK TO BE VOTED, THEN YOU SHALL DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                  INDEPENDENT BANKSHARES, INC.
                       547 Chestnut Street
                      Abilene, Texas 79602

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Randal N. Crosswhite, Scott
L. Taliaferro and C.G. Whitten and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Independent Bankshares, Inc. (the "Company") held of record by the undersigned on March 18, 1999, at the Annual Meeting of Shareholders to be held on April 27, 1999, or any adjournment(s) thereof.

      1. Proposal to elect as directors of the Company the following persons, to hold office in the class and for the term indicated or until their successors have been duly elected and have qualified.

[ ]   FOR  all  nominees listed below (except as  marked  to  the contrary below)

[ ]   WITHHOLD AUTHORITY to vote all nominees listed below

                  2002 Class - Class of Directors to hold office
                          until the 2002 Annual Meeting:
         William R. (Amber) Cree, Tommy McAlister, Bryan W. Stephenson,
                            James D. Webster

        (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

             ______________________________________

                 (Please sign on the other side)


                     (Continued from front)

     2.  Proposal to approve the adoption of the Company's 1999
         Stock Option Plan.

          FOR   [ ]        AGAINST   [ ]          ABSTAIN  [ ]

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          FOR   [ ]        AGAINST   [ ]          ABSTAIN  [ ]

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. Please mark, sign, date and return this proxy promptly using the enclosed envelope.

                              This proxy, when properly executed,
                              will be voted in the manner
                              directed herein by the undersigned
                              shareholder(s).  If no direction is
                              made, this proxy will be voted
                              "for" the election of the nominees
                              under proposal 1 , "for" the
                              approval the adoption of the 1999
                              Stock Option Plan under proposal 2
                              and in the discretion of the
                              proxies with respect to any other
                              matter that is properly presented
                              at the meeting.

                              DATED:______________________, 1999

                              _________________________________
                                          Signature

                              _________________________________
                                  Signature if Held Jointly

                             ANNEX A











                  INDEPENDENT BANKSHARES, INC.



                     1999 STOCK OPTION PLAN







               Adopted Effective February 17, 1999

                        TABLE OF CONTENTS


ARTICLE I PURPOSE OF PLAN.......................................1


ARTICLE II EFFECTIVE DATE AND TERM OF PLAN......................1
     2.1  Term of Plan..........................................1
     2.2  Effect on Stock Options...............................1
     2.3  Shareholder Approval..................................1


ARTICLE III SHARES SUBJECT TO PLAN..............................1
     3.1  Number of Shares......................................1
     3.2  Source of Shares......................................1
     3.3  Availability of Unused Shares.........................1
     3.4  Adjustment Provisions.................................1
     3.5  Reservation of Shares.................................2


ARTICLE IV ADMINISTRATION OF PLAN...............................2
     4.1  Administering Body....................................2
     4.2  Authority of Administering Body.......................3
     4.3  No Liability..........................................3
     4.4  Amendments............................................3
     4.5  Other Compensation Plans..............................4
     4.6  Plan Binding on Successors............................4
     4.7  References to Successor Statutes,
            Regulations and Rules...............................4
     4.8  Issuances for Compensation Purposes Only..............4
     4.9  Invalid Provisions....................................4
     4.10 Governing Law.........................................4


ARTICLE V GENERAL AWARD PROVISIONS..............................4
     5.1  Participation in the Plan.............................4
     5.2  Stock Option Documents................................5
     5.3  Exercise of Stock Options.............................5
     5.4  Payment For Stock Options.............................5
     5.5  No Employment Rights..................................5
     5.6  Restrictions Under Applicable
            Laws and Regulations................................6
     5.7  Additional Conditions.................................6
     5.8  No Privileges of Stock Ownership......................7
     5.9  Nonassignability......................................7
     5.10 Information to Optionees..............................7
     5.11 Withholding Taxes.....................................7
     5.12 Legends on Stock Options and
            Stock Certificates..................................8
     5.13 Effect of Termination of Employment on Stock
            Options.............................................8
     5.14 Limits on Stock Options to Certain Eligible
            Persons.............................................8


ARTICLE VI STOCK OPTIONS........................................9
     6.1  Nature of Stock Options...............................9
     6.2  Option Exercise Price.................................9
     6.3  Option Period and Vesting.............................9
     6.4  Special Provisions Regarding Incentive Stock
            Options.............................................9


ARTICLE VII REORGANIZATIONS.....................................9
     7.1  Corporate Transactions Not Involving a Change in
            Control.............................................9
     7.2  Corporate Transactions Involving a Change in
            Control............................................10


ARTICLE VIII DEFINITIONS.......................................10

                  INDEPENDENT BANKSHARES, INC.

                     1999 STOCK OPTION PLAN

     _______________________________________________________


                          ARTICLE I
                          ---------
                       PURPOSE OF PLAN

   The Company has adopted this Plan to promote the interests of the Company and its shareholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company's shareholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article VIII.

                           ARTICLE II
                           ----------
                 EFFECTIVE DATE AND TERM OF PLAN


     2.1  TERM OF PLAN.  This Plan became effective as of the
Effective Date and shall continue in effect until the Expiration
Date, at which time this Plan shall automatically terminate.

     2.2 EFFECT ON STOCK OPTIONS. Stock Options may be granted during the Plan Term, but no Stock Options may be granted after the Plan Term. Notwithstanding the foregoing, each Stock Option properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Stock Option has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

     2.3 SHAREHOLDER APPROVAL. This Plan shall be approved by the Company's shareholders within 12 months after the Effective Date. The effectiveness of any Stock Options granted prior to such shareholder approval shall be subject to such shareholder approval.

                           ARTICLE III
                           -----------
                     SHARES SUBJECT TO PLAN


     3.1 NUMBER OF SHARES. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options granted under this Plan shall be 60,000, subject to adjustment as set forth in Section 3.4.

     3.2 SOURCE OF SHARES. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

     3.3 AVAILABILITY OF UNUSED SHARES. Shares of Common Stock subject to unexercised portions of any Stock Option granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Stock Options under this Plan that are reacquired by the Company pursuant to the terms of the Stock Options under which such shares were issued, will again become available for the grant of further Stock Options under this Plan.

     3.4  ADJUSTMENT PROVISIONS.

     (a) If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to this Plan as provided in
Section 3.1, (2) the number and kind of shares or other securities subject to then outstanding Stock Options and/or
(3) the price for each share or other unit of any other securities subject to then outstanding Stock Options.

     (b) No fractional interests will be issued under this Plan resulting from any adjustments.

     (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

     (d) The grant of Stock Options pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or
(ii) is agreed to in writing by the Administering Body and the Recipient.

     3.5 RESERVATION OF SHARES. The Company will at all times reserve and keep available such number of shares of Common Stock as shall equal at least the number of shares of Common Stock subject to then outstanding Stock Options issuable in shares of Common Stock under this Plan.

                           ARTICLE IV
                           ----------
                     ADMINISTRATION OF PLAN

     4.1  ADMINISTERING BODY.

     (a) Subject to the provisions of Section 4.1(b)(ii), this Plan shall be administered by the Board or by the Stock Option
Plan Committee of the Board appointed pursuant to Section 4.1(b).

     (b) (i) The Board in its sole discretion may from time to time appoint a Stock Option Plan Committee of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two) the number of members of the Stock Option Plan Committee, remove from membership on the Stock Option Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Option Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Stock Option Plan Committee at any time and revest in the Board the administration of this Plan.

          (ii) Notwithstanding the foregoing provisions of this
Section 4.1(b) to the contrary, so long as the Company remains an Exchange Act Registered Company, (1) the Board shall appoint the Stock Option Plan Committee, (2) this Plan shall be administered by the Stock Option Plan Committee and (3) each member of the Stock Option Plan Committee shall be a Non-employee Director, and, in addition, if Stock Options are to be made to persons subject to Section 162(m) of the IRC and such Stock Options are intended to constitute Performance-Based Compensation, then each member of the Stock Option Plan Committee shall, in addition to being a Non-employee Director, be an Outside Director.

          (iii) The Stock Option Plan Committee shall report to the Board the names of Eligible Persons granted Stock Options, the number of shares of Common Stock covered by each Stock Option and the terms and conditions of each such Stock Option.

     4.2  AUTHORITY OF ADMINISTERING BODY.

     (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any Stock Option Documents or other documents defining the rights and obligations of the Company and Optionees hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such Stock Option Documents and other documents. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Stock Option shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Stock Options shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Stock Options.

     (b) Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Stock Options shall be granted, the nature of each Stock Option, the number of shares of Common Stock that make up or underlie each Stock Option, the period for the exercise of each Stock Option, and such other terms and conditions applicable to each individual Stock Option as the Administering Body shall determine. The Administering Body may grant at any time new Stock Options to an Eligible Person who has previously received Stock Options whether such prior Stock Options are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Stock Options. The Administering Body may grant Stock Options singly, in combination or in tandem with other Stock Options, as it determines in its discretion. Any and all terms and conditions of the Stock Options, including exercise price, may be established by the Administering Body without regard to existing Stock Options.

     (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Stock Option Plan Committee and consists of two members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

     4.3 NO LIABILITY. No member of the Board or the Stock Option Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Stock Option or any transaction arising under this Plan or any Stock Option, except in circumstances constituting bad faith of such member.

     4.4  AMENDMENTS.

     (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Stock Options hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Stock Option previously granted under this Plan, without the written consent of the Optionee. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No shareholder approval of any amendment or revision shall be required unless
(i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4), materially modify the requirements as to eligibility for participation in this Plan, extend the final date upon which Stock Options may be granted under this Plan, or otherwise materially increase the benefits accruing to Recipients in a manner not specifically contemplated herein, or affect this Plan's compliance with Rule 16b-3 or applicable provisions of or regulations under the IRC, and shareholder approval of the amendment or revision is required to comply with Rule 16b-3 or applicable provisions of or rules under the IRC.

     (b) The Administering Body may, with the written consent of an Optionee, make such modifications in the terms and conditions of a Stock Option as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of Optionee, at any time and from time to time after the grant of any Stock Option accelerate or extend the vesting or exercise period of any Stock Option as a whole or in part, and adjust or reduce the exercise price of Stock Options held by such Optionee by cancellation of such Stock Options and granting of Stock Options at lower or exercise prices or by modification, extension or renewal of such Stock Options. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

     (c) Except as otherwise provided in this Plan or in the applicable Stock Option Document, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Optionee, alter, terminate, impair or adversely affect any right or obligation under any Stock Option previously granted under this Plan.

     4.5 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by shareholders.

     4.6 PLAN BINDING ON SUCCESSORS. This Plan shall be binding upon the successors and assigns of the Company.

     4.7 REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

     4.8 ISSUANCES FOR COMPENSATION PURPOSES ONLY. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Stock Options to eligible employees or directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Stock Options to consultants and advisors shall be granted only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

     4.9 INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

     4.10 GOVERNING LAW.  This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of
Texas, without giving effect to the principles of the conflicts of laws thereof.
                            ARTICLE V
                            ---------
                     GENERAL AWARD PROVISIONS

     5.1  PARTICIPATION IN THE PLAN.

     (a)  A person shall be eligible to receive grants of Stock
Options under this Plan if, at the time of the grant of the Stock
Option, such person is an Eligible Person.

     (b)  Incentive Stock Options may be granted only to Eligible
Persons meeting the employment requirements of Section 422 of the IRC.

     (c) Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Stock Options to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

     5.2  STOCK OPTION DOCUMENTS.

     (a) Each Stock Option granted under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Stock Option Plan Committee's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Stock Option as the Stock Option Plan Committee may in its discretion determine. Stock Option Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Stock Option Document. Any Stock Option Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Stock Option Plan Committee.

     (b)  In case of any conflict between this Plan and any Stock
Option Document, this Plan shall control.

     5.3 EXERCISE OF STOCK OPTIONS. No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Stock Option Documents) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Stock Option. A Stock Option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Optionee, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Stock Option Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.12 or other applicable section of or regulation under the IRC.

     5.4  PAYMENT FOR STOCK OPTIONS.

     (a) The exercise price or other payment for a Stock Option shall be payable upon the exercise of a Stock Option pursuant to a Stock Option granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

     (b) The Company may assist any person to whom Stock Options are granted hereunder (including without limitation any officer or director of the Company) in the payment of the exercise price or other amounts payable in connection with the receipt or exercise of that Stock Option, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

     (c) In the discretion of the Administering Body, Stock Options may be exercised by matured capital stock of the Company (i.e., owned longer than six months) delivered in transfer to the Company by or on behalf of the person exercising the Stock Option and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body (valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the Administering Body may, in the exercise of its discretion, (i) allow exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the Optionee, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section 5.11.

     5.5  NO EMPLOYMENT RIGHTS.  Nothing contained in this Plan
(or in Stock Option Documents or in any other documents related to this Plan or to Stock Options granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of Stock Options pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of Stock Options pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Stock Options pursuant to this Plan shall be determined by the Administering
Body and the Administering Body's determination thereof shall be final and binding.

     5.6  RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.

     (a) All Stock Options granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Stock Options granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Options or the issuance, if any, or purchase of shares in connection therewith, such Stock Options may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

     (b) The Company shall be under no obligation to register or qualify the issuance of Stock Options or underlying shares under the Securities Act or applicable state securities laws. Unless the issuance of Stock Options and underlying shares have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Stock Options or underlying shares of Common Stock covered by any Stock Options unless the Stock Options and underlying shares may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Optionee to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Optionee is acquiring such Stock Options and underlying shares for such Optionee's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Optionee to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Optionee and as to any other conditions for compliance with any such exemptions from registration or qualification.

     5.7 ADDITIONAL CONDITIONS. Any Stock Option may also be subject to such other provisions (whether or not applicable to any other Stock Option or Optionee) as the Administering Body determines appropriate including without limitation provisions to assist the Optionee in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Optionee elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

     5.8 NO PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise set forth herein, an Optionee shall have no rights as a shareholder with respect to any shares issuable or issued in connection with the Stock Option until the date of the receipt by the Company of all amounts payable in connection with exercise of the Stock Option and performance by the Optionee of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Stock Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Stock Option granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person. To the extent that any Person acquires a right to receive Stock Options hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.9 NONASSIGNABILITY. No Stock Option granted under this Plan shall be assignable or transferable except (a) by will or by the laws of descent and distribution, or (b) subject to the final sentence of this Section 5.9, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership; provided, however, that the Administering Body may in the applicable Stock Option Document evidencing Stock Options granted hereunder or at any time thereafter provide that Stock Options granted hereunder may be transferred without consideration by the Recipient, subject to such rules as the Administering Body may adopt to preserve the purposes of the Plan, to one or more Permitted Transferees; provided further, that the Recipient gives the Administering Body advance written notice describing the terms and conditions of the proposed transfer and the Administering Body notifies the Recipient in writing that such transfer would comply with the requirements of the Plan and any applicable Stock Option Document. The terms of any Stock Option transferred to Permitted Transferees in accordance with the immediately preceding sentence shall apply to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Stock Options, other than by will or the laws of descent and distribution; and (b) Permitted Transferees shall not be entitled to exercise any transferred Stock Options unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Stock Option if the Administering Body determines that such a registration statement is necessary or appropriate. During the lifetime of an Optionee, Stock Options shall be exercisable only by the Optionee or such person's guardian or legal representative.
Notwithstanding the foregoing, (a) no Stock Option owned by an Optionee subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (b) Incentive Stock Options (or other Stock Options subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

     5.10 INFORMATION TO OPTIONEES.

     (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Optionees and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

     (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Optionee's agreement that the Optionee shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require an Optionee to acknowledge the Optionee's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Optionee's obligations under this Section 5.10(b)).

     5.11 WITHHOLDING TAXES. Whenever the granting, vesting or exercise of any Stock Option granted under this Plan, or the transfer of any shares issued upon exercise of any Stock Option, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with Stock Options.

     5.12 LEGENDS ON STOCK OPTIONS AND STOCK CERTIFICATES. Each Stock Option Document and each certificate representing shares acquired upon exercise of Stock Options shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Stock Option Document and/or the certificate. The determination of which legends, if any, shall be placed upon Stock Option Documents or the certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

     5.13 EFFECT OF TERMINATION OF EMPLOYMENT ON STOCK OPTIONS.

     (a) Termination for Just Cause. Subject to Section 5.13(c), and except as otherwise provided in a written agreement between the Company and the Optionee which may be entered into at any time before or after termination of employment of the Recipient, in the event of a Just Cause Dismissal of a Recipient, all of the Optionee's unexercised Stock Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

     (b)  Termination Other than for Just Cause Dismissal.
Subject to Section 5.13(c) and except as otherwise provided in a written agreement between the Company and the Optionee, which may be entered into at any time before or after termination of employment, in the event of a Recipient's termination of employment for:

          (i) any reason other than for Just Cause Dismissal, death, Permanent Disability or normal retirement, the Optionee's Stock Options, whether or not vested, shall expire and become unexercisable as of the earlier of (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (B) 30 days after the date of employment termination.

          (ii) death, Permanent Disability or normal retirement, the Optionee's unexercised Stock Options shall, whether or not vested, expire and become unexercisable as of the earlier of
(A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (B) six months after the date of employment termination.

     (c)  Alteration of Vesting and Exercise Periods.
Notwithstanding anything to the contrary in Section 5.13(a) or
Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to exercise Stock Options following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Optionee of such Stock Options or if such shorter period is agreed to in writing by the Optionee. Notwithstanding anything to the contrary herein, Stock Options shall be exercisable by an Optionee following such Optionee's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; and provided, further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Stock Options that had not become exercisable on or prior to the date of such termination.

     (d) Leave of Absence. In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Stock Options as the Administering Body in its discretion deems appropriate, except that in no event shall a Stock Option be exercisable after the date such Stock Option would expire in accordance with its terms had the Recipient remained continuously employed.

     5.14 LIMITS ON STOCK OPTIONS TO CERTAIN ELIGIBLE PERSONS. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Stock Options hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any Stock Options with respect to more than 20,000 shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in Section 3.4 or under Article VII, but only to the extent such adjustment would not affect the status of compensation attributable to Stock Options granted hereunder as Performance-Based Compensation.

                           ARTICLE VI
                           ----------
                          STOCK OPTIONS

     6.1  NATURE OF STOCK OPTIONS.  Stock Options may be
Incentive Stock Options or Non-qualified Stock Options.

     6.2 OPTION EXERCISE PRICE. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Option. The Administering Body may, with the consent of the Optionee and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

     6.3 OPTION PERIOD AND VESTING. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment shall be subject to Section 5.13. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than 10 years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Stock Option Document. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

     6.4  SPECIAL PROVISIONS REGARDING INCENTIVE STOCK OPTIONS.

          (a) Notwithstanding anything in this Article VI to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Shareholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Shareholder.

          (b) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

          (c) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.


                           ARTICLE VII
                           -----------
                         REORGANIZATIONS

     7.1 CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN CONTROL. If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Stock Option outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Stock Option immediately prior to such Reorganization, and any adjustments will be made to the terms of the Stock Option in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

    7.2 CORPORATE TRANSACTIONS INVOLVING A CHANGE IN CONTROL. As of the effective time and date of any Change in Control, this Plan and any then outstanding Stock Options (whether or not vested)
shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Stock Options, or for the substitution for such Stock Options of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of
securities and exercise prices, in which event this Plan and such outstanding Stock Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or
(b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Stock Options (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Stock Options and/or (ii) providing for the cancellation of Stock Options and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Stock Options would have been entitled to receive upon consummation of such Change in Control had such shares been issued and
outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this
Section 7.2, this Plan and the Stock Options shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Optionee holding outstanding Stock Options shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise the Optionee's Stock Options to the full extent not theretofore exercised, including any installments which have not yet become vested.
                          ARTICLE VIII
                          ------------
                           DEFINITIONS

     Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

     "ADMINISTERING BODY" shall mean the Board as long as no Stock Option Plan Committee has been appointed and is in effect and shall mean the Stock Option Plan Committee as long as the Stock Option Plan Committee is appointed and in effect.

     "AFFILIATED ENTITY" means any Parent Corporation or
Subsidiary Corporation.

     "BOARD" means the Board of Directors of the Company.

     "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occur:

     (a) Any Person becomes after the Effective Date the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

     (b) Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's shareholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

     (c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

          (i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or
          (ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

     (d) Approval by the shareholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.
Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b), (c) or (d) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining 30% or greater ownership has elected its representatives to the Company's Board of Directors and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of employee's employment.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" means the common stock of the Company, par value $0.25 per share, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Stock Options under Section 3.4 above.

     "COMPANY" means Independent Bankshares, Inc., a Texas corporation.

     "EFFECTIVE DATE" means February 17, 1999, which is the date this Plan was adopted by the Board.

     "ELIGIBLE PERSON" shall include directors (other than non-employee directors of the Company), officers, employees, consultants and advisors of the Company or of any Affiliated
Entity.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXCHANGE ACT REGISTERED COMPANY" means that the Company has any class of any equity security registered pursuant to
Section 12 of the Exchange Act.

     "EXPIRATION DATE" means the tenth anniversary of the Effective Date.

     "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the Nasdaq

National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the Fair Market Value of the stock on the date an option is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering
Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering
Body may elect to determine Fair Market Value under either clause
(i) or (ii) above.  Notwithstanding the foregoing, the Fair
Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

     "IMMEDIATE FAMILY" means the Recipient's spouse, children or grandchildren (including adopted and stepchildren and grandchildren).

     "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

     "IRC" means the Internal Revenue Code of 1986, as amended.

     "JUST CAUSE DISMISSAL" shall mean a termination of a Recipient's employment for any of the following reasons: (a) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in damage to the Company or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (b) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient's job as required to meet Company objectives; (d) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (e) the Recipient's performing services for any other person or entity that competes with the Company while the Recipient is employed by the Company, without the written approval of the Chief Executive Officer of the Company; or (f) any other conduct that the Administering Body determines constitutes Just Cause for
Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Recipient from Recipient's employment with the Company, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

     "NON-EMPLOYEE DIRECTOR" means any director of the Company who qualifies as a "non-employee director" within the meaning of Rule 16b-3.

     "NON-QUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

     "OPTIONEE" means a Recipient or the Recipient's successor in interest.

     "OUTSIDE DIRECTOR" means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

     "PARENT CORPORATION" means any Parent Corporation as defined in Section 424(e) of the IRC.

     "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under any Stock Option is not based solely on an increase in the value of Common Stock after the date of grant or award, the Stock Option Plan Committee, in order to qualify Stock Options as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting or exercisability of such Stock Options on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) book value; (b) earnings per share; (c) return on equity; (d) total shareholder return; (e) return on capital;
(f) return on assets or net assets; (g) income or net income;
(h) net interest income; (i) net margin; (j) attainment of stated goals related to the Company's capitalization, costs, financial condition or results of operations; and (k) any other similar performance criteria.

     "PERSON" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and its subsidiaries, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (c) any underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

     "PERMANENT DISABILITY" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Stock Option Plan Committee with respect to any Stock Option, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

     "PERMITTED TRANSFEREE" means (a) the Recipient's Immediate Family; (b) a trust solely for the benefit of the Recipient and/or his or her Immediate Family; or (c) a partnership or limited liability company the partners or shareholders of which are limited to the Recipient and his or her Immediate Family.

     "PLAN" means this 1999 Stock Option Plan of the Company.

     "PLAN TERM" means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

     "RECIPIENT" means a person who has received Stock Options under this Plan.

     "REORGANIZATION" means any merger, consolidation or other reorganization.

     "RULE 16b-3" means Rule 16b-3 under the Exchange Act.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SIGNIFICANT SHAREHOLDER" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

     "STOCK OPTION" means a right to purchase stock of the Company granted under Article VI of this Plan to an Eligible
Person.

     "STOCK OPTION DOCUMENT" means the agreement or confirming memorandum setting forth the terms and conditions of Stock
Options.

     "STOCK OPTION PLAN COMMITTEE" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

     "SUBSIDIARY CORPORATION" means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

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